UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2024

UNIVERSAL HEALTH REALTY INCOME TRUST

(Exact name of Registrant as Specified in Its Charter)

Maryland	1-9321	23-6858580
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Universal Corporate Center 367 South Gulph Road King of Prussia, Pennsylvania		19406
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (610) 265-0688

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of beneficial interest, $0.01 par value	UHT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2024 Long-Term Incentive, Annual Restricted Stock Awards

The chief element of compensation for our executive officers has historically been the annual granting of long-term incentive awards. As reflected on the table below, on June 5, 2024, the Compensation Committee of the Board of Trustees granted restricted stock awards to each of our executive officers. The restricted shares are scheduled to vest on the second anniversary date of the award. Dividends declared by us are accrued and accumulated with respect to these shares and will be paid in the aggregate on the vesting date on the shares that ultimately vest.

Name	Title	Shares of Restricted Stock
Alan B. Miller	Chairman of the Board, Chief Executive Officer and President	6,083
Charles F. Boyle	Senior Vice President and Chief Financial Officer	3,536
Cheryl K. Ramagano	Senior Vice President - Operations, Treasurer and Secretary	3,536
Karla J. Peterson	Vice President, Acquisitions and Development	1,556

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 5, 2024, Universal Health Realty Income Trust (the “Trust”) held its 2024 Annual Meeting of Stockholders. This year’s Annual Meeting of Stockholders was conducted virtually via a live audio webcast.

At the Annual Meeting, the Trust’s stockholders: (i) voted to elect two Class II members of the Board of Trustees for a three-year term scheduled to expire at the Trust’s 2027 Annual Meeting of Stockholders; (ii) voted in favor of the nonbinding advisory vote on named executive officer compensation; (iii) voted in favor of an amendment to the Universal Health Realty Income Trust Amended and Restated 2007 Restricted Stock Plan, and; (iv) voted to ratify the selection of KPMG, LLP, as the Trust’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

The final voting results were as follows:

Proposal No. 1: Election of Trustees:

	Marc D. Miller	Gayle L. Capozzalo
Votes cast in favor	7,788,611	8,075,084
Votes cast against	1,124,878	843,502
Votes abstained	30,458	25,362
Non-votes	2,271,154	2,271,154
Uncast	0	0

Proposal No. 2: The nonbinding advisory vote on named executive officer compensation:

Votes cast in favor	8,397,996
Votes cast against	490,648
Votes abstained	55,303
Non-votes	2,271,154
Uncast	0

Proposal No. 3: Amendment to the Universal Health Realty Income Trust Amended and Restated 2007 Restricted Stock Plan:

Votes cast in favor	8,500,383
Votes cast against	378,223
Votes abstained	65,341
Non-votes	2,271,154
Uncast	0

Proposal No. 4: Ratification of the selection of KPMG, LLP, as the Trust’s independent registered public accounting firm for the fiscal year ending December 31, 2024:

Votes cast in favor	10,732,744

Votes cast against	443,359
Votes abstained	38,999
Non-votes	0
Uncast	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNIVERSAL HEALTH REALTY INCOME TRUST

Date: June 6, 2024	By:	/s/ Charles F. Boyle
	Name:	Charles F. Boyle
	Title:	Senior Vice President and Chief Financial Officer